SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 19, 1999

                              Vista Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


        New Jersey                       0-21264                 22-2870972
(State or other jurisdiction          (Commission             (I.R.S. employer
of incorporation)                     file number)             Id. No.)

305 Roseberry Street, P.O. Box 5360, Phillipsburg, New Jersey        08865
(Address of Principal Executive Offices)                          (Zip Code)


Registrant's telephone number, including area code:  (908) 859-9500

Former name or former address, if changed from last report:  Not Applicable.


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                               VISTA BANCORP, INC.

                                    FORM 8-K

Item 1. Changes in Control of Registrant

     Not Applicable.

Item 2. Acquisition or Disposition of Assets.

     Not Applicable.

Item 3. Bankruptcy or Receivership.

     Not Applicable.

Item 4. Changes in Registrant's Certifying Accountant.

     Not Applicable.

Item 5. Other Events.

     At the Registrant's Board Meeting of January 15, the directors appointed Continental Stock Transfer & Trust Company of 2 Broadway, New York, New York as Transfer Agent for the Company.

     At the Registrant's Board Meeting of February 19, 1999, the directors approved certain amendments to the Company's bylaws as follows:

     Section  102.  (Amended)  Annual  Meetings.   The  annual  meeting  of  the
     shareholders for the election of directors and the transaction of such other business as may properly come before the meeting shall be held at such date or hour as may be fixed by the Board of Directors. Notice of the place, date, time and purpose of the annual meeting of shareholders shall be given not less than twenty (20) days before such meeting, in the manner as set forth in Section 705 of these bylaws, to each shareholder of record entitled to vote at such meeting.

     Section 103. (Amended) Special Meetings. Special meetings of the shareholders may be called at any time by the Chief Executive Officer, President or the Board of Directors. Notice of the place, date, time and purpose of a special meeting of shareholders called by the Chief Executive Officer, President or the Board of Directors, shall be given not less than thirty (30) days before such meeting, in the


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     manner as set forth in Section 705 of these bylaws,  to each shareholder of record entitled to vote at such meeting. Upon the application of the holder or holders of not less than ten percent (10%) of all shares entitled to vote at a particular meeting, the New Jersey Superior Court, in an action in which the court may proceed in a summary manner, for good cause shown, may order a special meeting of the shareholders to be called and held at such time and placed upon such notice and for the transaction of such business as may be designated in such order. At any meeting ordered to be called pursuant to this section of the bylaws, the shareholders present, in person or by proxy, and having voting powers, shall constitute a quorum for the transaction of the business designated in such order.

     Section 105. (New) Proxy Voting. Every shareholder entitled to vote at a meeting of shareholders may authorize another person or persons to act for him by proxy. Every proxy shall be executed in writing by the shareholder or his agent, except that a proxy may be given by a shareholder or his agent by telegram or cable, or by any means of electronic communication which results in a writing and sets forth a confidential and unique identification number or other mark furnished by the Corporation to the shareholder or his agent for the purpose of a particular meeting.

     Section 106. (New) Shareholder Proposals.

     (a) Any shareholder who intends to submit a proposal for inclusion in the Corporation's proxy statement for the annual meeting of shareholders shall submit his or her proposal to the Secretary of the Corporation not less than 120 calendar days before the date of mailing of the Corporation's proxy statement in connection with the previous year's annual meeting of shareholders. A proposal shall be submitted and be consistent in all other respects, including being a proper subject for action by shareholders, with the then current rules and regulations of the Securities and Exchange Commission.

     (b) A shareholder who intends to submit a proposal at an annual meeting of shareholders and does not intend to request inclusion of such proposal in the Corporation's proxy statement for that annual meeting, shall submit the proposal to the Secretary of the Corporation not later than 45 calendar days before the date of mailing of the Corporation's proxy statement in connection with the previous year's annual meeting of shareholders. Such proposal shall be a proper subject for action by shareholders under applicable federal and state law.

     Section 705. (New) Notices, Proxy Statements and Forms of Proxy for Meetings of Shareholders. Every notice, proxy statement and form of proxy for a meeting of shareholders shall be in writing and delivered in person or by United States mail, postage prepaid, or electronic mail, or by placing such notice, proxy statement and form of proxy on the Corporation's internet website. With respect to the delivery of such meeting materials other than by United States mail, postage prepaid, such meeting materials shall not be deemed to have been delivered to a shareholder or his


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     agent, unless the Corporation has received prior to the record date for the particular meeting a written consent from the shareholder or his agent to the delivery.


Item 6. Resignations of Registrant's Directors.

     Not Applicable.


Item 7. Financial Statements and Exhibits.

     Not Applicable.


Item 8. Change in fiscal year.

     Not Applicable

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                   VISTA BANCORP, INC.
                                                      (Registrant)


Date:  February 25, 1999                    /s/ Barbara Harding
                                            ------------------------------------
                                            Barbara Harding, President and
                                            Chief Executive Officer


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